                                                                   EXHIBIT 10.76

================================================================================

                  GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,
                                                Owner

                    THE NEW YORK MORTGAGE CORPORATION L.L.C.,

                                                Seller

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                Custodian

                            ------------------------

                               CUSTODIAL AGREEMENT

                              As of August 1, 2003

                            ------------------------

                         Adjustable Rate Mortgage Loans

================================================================================

                               TABLE OF CONTENTS

                                                                                    Page
                                                                                    ----
Section 1.   Definitions........................................................     -1-

Section 2.   Delivery of Custodial Files........................................     -5-

Section 3.   Trust Receipt and Initial Certification of the Custodian...........     -7-

Section 4.   Obligations of the Custodian.......................................     -8-

Section 5.   Final Certification................................................     -8-

Section 6.   Future Defects.....................................................     -8-

Section 7.   Release for Servicing..............................................     -9-

Section 8.   Limitation on Release..............................................     -9-

Section 9.   Release for Payment................................................     -9-

Section 10.  Fees of Custodian..................................................     -9-

Section 11.  Removal of Custodian...............................................     -9-

Section 12.  Transfer of Custodial Files........................................     -10-

Section 13.  Examination of Custodial Files.....................................     -10-

Section 14.  Insurance of Custodian.............................................     -10-

Section 15.  Counterparts.......................................................     -11-

Section 16.  Periodic Statements................................................     -11-

Section 17.  GOVERNING LAW......................................................     -11-

Section 18.  Copies of Mortgage Documents.......................................     -11-

Section 19.  No Adverse Interest of Custodian...................................     -11-

Section 20.  Termination by Custodian...........................................     -11-

Section 21.  Term of Agreement..................................................     -12-

Section 22.  Notices............................................................     -12-

Section 23.  Successors and Assigns.............................................     -12-

Section 24.  Custodial Delivery Failure.........................................     -12-

Section 25.  Indemnification of Custodian.......................................     -13-

Section 26.  Reliance of Custodian..............................................     -13-

Section 27.  Transmission of Custodial Files....................................     -14-

Section 28.  Authorized Representatives.........................................     -14-

Section 29.  Reproduction of Documents..........................................     -15-

                                    EXHIBITS

EXHIBIT 1         FORM OF TRUST RECEIPT AND INITIAL CERTIFICATION

EXHIBIT 2         FORM OF FINAL CERTIFICATION

EXHIBIT 2A        FORM OF TRUST RECEIPT AND FINAL CERTIFICATION

EXHIBIT 3         FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

EXHIBIT 4         AUTHORIZED REPRESENTATIVES OF COMPANY

EXHIBIT 5         AUTHORIZED REPRESENTATIVES OF OWNER

EXHIBIT 6         FORM OF NOTICE OF SALE

EXHIBIT 7         FORM OF LOST NOTE AFFIDAVIT

                  THIS CUSTODIAL AGREEMENT, dated as of August 1, 2003, by and among GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the "Owner"), THE NEW YORK MORTGAGE CORPORATION L.L.C., a New York limited liability company having an address at 1301 Avenue of the Americas, 7th Floor, New York, New
York 10019 (the "Seller"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation having an address c/o Deutsche Bank National Trust Company at 1761 East St. Andrew Place, Santa Ana, California 92705 (the "Custodian"),
Attention: Mortgage Custody _______.

                              W I T N E S S E T H:

                  WHEREAS, the Owner has agreed to purchase from time to time certain conventional, residential, first lien mortgage loans (collectively, the "Mortgage Loans"), as whole loans, pursuant to the terms and conditions of that certain Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of August 1, 2003, between the Owner and the Seller (the "Servicing Agreement"). The Mortgage Loans will be interim serviced for the Owner by the Seller, as interim servicer, pursuant to the terms and conditions of the Servicing Agreement. The Seller shall deliver to the Custodian the documents specified in
Section 2 of this Agreement with respect to the Mortgage Loans held pursuant to this Agreement; and

                  WHEREAS, the Custodian is a New York banking corporation, and is otherwise authorized to act as Custodian pursuant to this Agreement. The Owner desires to have the Custodian take possession of the Mortgages and Mortgage Notes, along with certain other documents specified herein, as the custodian of the Owner and any future purchaser, in accordance with the terms and conditions hereof.

                  NOW THEREFORE, in consideration of the mutual undertakings herein expressed, the parties hereto hereby agree as follows:

                  Section 1. Definitions.

                  Capitalized terms used herein but not defined shall have the meanings assigned to such terms in the Servicing Agreement.

                  Agreement: This Custodial Agreement and all amendments and attachments hereto and supplements hereof.

                  Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, reflecting the sale of the Mortgage Loan to the Owner.

                  Business Day: Any day other than a Saturday, Sunday or a day on which banking and savings and loan institutions in the State of New York or the State of California are authorized or obligated by law or executive order to be closed.

                  Closing Date: Each date on which Owner purchases Mortgage Loans from the Seller.

                  Custodial File: As to each Mortgage Loan, any mortgage loan documents which are delivered to the Custodian or which at any time come into the possession of the Custodian.

                  Custodian: Deutsche Bank Trust Company Americas, or its successor in interest or assigns, or any successor to the Custodian under this Agreement as herein provided.

                  Cut-off Date: The first calendar day of the month in which a Closing Date occurs.

                  Due Date: The day of each calendar month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

                  FHLMC: Freddie Mac, formerly known as Federal Home Loan Mortgage Corporation or any successor thereto.

                  Final Certification: A final certification as to each Mortgage Loan, which Final Certification is delivered to the Owner by the Custodian in the form annexed hereto as Exhibit 2.

                  FNMA: Fannie Mae, formerly known as Federal National Mortgage Association or any successor thereto.

                  Gross Margin: The fixed percentage amount set forth in the related Mortgage Note which amount is added to the Index in accordance with the terms of the related Mortgage Note to determine on each Interest Adjustment Date, the Mortgage Interest Rate for such Mortgage Loan.

                  Index: The index identified on the Mortgage Loan Schedule and set forth in the related Mortgage Note for the purpose of calculating the interest rate thereon.

                  Interest Adjustment Date: The date on which an adjustment to the Mortgage Interest Rate on a Mortgage Note becomes effective.

                  Lifetime Mortgage Interest Rate Cap: The maximum Mortgage Interest Rate payable, above which the Mortgage Interest Rate can not be adjusted. The Mortgage Interest Rate shall not at any time exceed the Mortgage Interest Rate at the time of origination of such Mortgage Loan by more than 6% per annum.

                  Maximum Mortgage Interest Rate: A rate that is set forth on the related Mortgage Loan Schedule and in the related Mortgage Note and is the maximum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be increased.

                  MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

                  MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS System.

                  MERS System: The system of recording transfers of mortgages electronically maintained by MERS.

                  MIN: The Mortgage Identification Number for any MERS Mortgage Loan.

                  MOM Loan: Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

                  Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

                  Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

                  Mortgage Interest Rate: The annual rate at which interest accrues on any Mortgage Loan as adjusted from time to time in accordance with the provisions of the related Mortgage Note and in compliance with the related Lifetime Mortgage Interest Rate Cap and Periodic Rate Cap features, if any, of the related Mortgage Note.

                  Mortgage Loan: Each mortgage loan sold, assigned or transferred pursuant to this Agreement and identified on the related Mortgage Loan Schedule.

                  Mortgage Loan Schedule: The schedule of Mortgage Loans in computer readable format acceptable to the Custodian to be delivered by the Owner to the Custodian prior to the related Closing Date, such schedule setting forth the following information with respect to each Mortgage Loan:(1) the Seller's Mortgage Loan identifying number; (2) the Mortgagor's first and last name; (3) the street address of the Mortgaged Property including the state and zip code; (4) a code indicating whether the Mortgaged Property is owner occupied; (5) the type of Residential Dwelling constituting the Mortgaged Property; (6) the original months to maturity; (7) the original date of the Mortgage Loan and the remaining months to maturity from the Cut off Date, based on the original amortization schedule; (8) the Loan-to-Value Ratio at origination; (9) the Mortgage Interest Rate in effect immediately following the Cut off Date; (10) the date on which the first Monthly Payment was due on the Mortgage Loan; (11) the stated maturity date; (12) the amount of the Monthly Payment at origination; (13) the amount of the Monthly Payment as of the Cut off Date; (14) the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance; (15) the original principal amount of the Mortgage Loan; (16) the Stated Principal Balance of the Mortgage Loan as of the close of business on the Cut off Date; (17) the first Interest Adjustment Date;
(18) the Gross Margin; (19) a code indicating the purpose of the loan (i.e., purchase financing, Rate/Term Refinancing, Cash-Out Refinancing); (20) the Maximum Mortgage Interest Rate under the terms of the Mortgage Note; (21) the Minimum Mortgage Interest Rate under the terms of the Mortgage Note; (22) the Mortgage Interest Rate at origination; (23) the Periodic Rate Cap; (24) the first Interest Adjustment Date immediately following the Cut-off Date; (25) the Index; (26) the date on which the first Monthly Payment was due on the Mortgage Loan and, if such date is not consistent with the Due Date currently in effect, such Due Date; (27) a code indicating if the Mortgage Loan is subject to a Primary Insurance Policy (28) a code indicating the documentation style (i.e., full, alternative or reduced); (29) the Appraised Value of the Mortgaged Property; (30) the sale price of the Mortgaged Property, if applicable; (31) a code indicating whether the Mortgage Loan is subject to a Prepayment Charge or penalty;(32) the amount and the term of any Prepayment Charge or penalty; (33) a code indicating if the Mortgage Loan is an interest-only Mortgage Loan and, if so, the term of the interest-only period of such Mortgage Loan (34) a code indicating whether the Mortgage Loan is a MERS Mortgage Loan; and (35) with respect to each MERS Mortgage Loan, the MIN. With respect to the Mortgage Loan Package in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the related Cut off Date: (1) the number of Mortgage Loans; (2) the current principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans. Such schedule shall be delivered on computer-readable magnetic disk and hard copy form.

                  Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

                  Mortgaged Property: The real property securing repayment of the debt evidenced by a Mortgage Note.

                  Mortgagor: The obligor on a Mortgage Note, the owner of the Mortgaged Property and the grantor or borrower named in the related Mortgage and such grantor's or borrower's successor's in title to the Mortgaged Property.

                  Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or the President or a Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Person delivering such certificate.

                  Opinion of Counsel: A written opinion of counsel, who may be salaried counsel for the Person on behalf of whom the opinion is being given, reasonably acceptable to each Person to whom such opinion is addressed.

                  Owner: Greenwich Capital Financial Products, Inc., or its successor in interest or assigns.

                  Periodic Rate Cap: With respect to any Interest Adjustment Date, a number of percentage points per annum that is set forth in the related Mortgage Loan Schedule and in the related Mortgage Note, which is the maximum amount by which the Mortgage Interest Rate for such Mortgage Loan may increase (without regard to the Maximum Mortgage Interest Rate) or decrease (without regard to the Minimum Mortgage Interest Rate) on such Interest Adjustment Date from the Mortgage Interest Rate in effect immediately prior to such Interest Adjustment Date.

                  Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization, government or any agency or political subdivision thereof.

                  Primary Insurance Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer.

                  Primary Insurance Policy: A policy of primary mortgage guaranty insurance.

                  Qualified Insurer: Any insurer which meets the requirements of FNMA and FHLMC.

                  Servicer: Shall have the meaning set forth in Section 7 hereof.

                  Trust Receipt and Initial Certification: A trust receipt and initial certification as to each Mortgage Loan, which Trust Receipt and Initial Certification is delivered to the Owner by the Custodian in the form annexed hereto as Exhibit 1.

                  Trust Receipt and Final Certification: A trust receipt and final certification as to each Mortgage Loan, which Trust Receipt and Final Certification is delivered to the Owner by the Custodian in the form annexed hereto as Exhibit 2A.

                  Section 2. Delivery of Custodial Files.

                  The Seller will release and deliver to the Custodian at least five (5) Business Days prior to each Closing Date, with respect to the first 2000 Mortgage Loans, and at least one additional Business Day in advance of such 5 Business Day period with respect to each additional 500 Mortgage Loans, the following documents pertaining to each of the Mortgage Loans identified in the Mortgage Loan Schedule:

                  (a) the original Mortgage Note bearing all intervening endorsements necessary to show a complete chain of endorsements from the original payee to the applicable Seller, endorsed in blank, "Pay to the order of___________, without recourse", and, if previously endorsed, signed in the name of the last endorsee by a duly qualified officer of the last endorsee. If the Mortgage Loan was acquired by the last endorsee in a merger, the endorsement must be by "[name of last endorsee], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the last endorsee while doing business under another name, the endorsement must be by "[name of last endorsee], formerly known as [previous name]";

                  (b) with respect to each Mortgage Loan which is not a MERS Mortgage Loan, the original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording. The Mortgage shall be assigned, with assignee's name left blank. If the Mortgage Loan was acquired by the last assignee in a merger, the Assignment of Mortgage must be made by "[name of last assignee], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the last assignee while doing business under another name, the Assignment of Mortgage must be by "[name of last assignee], formerly known as [previous name];

                  (c) the original of each guarantee executed in connection with the Mortgage Note, if any;

                  (d) for each Mortgage Loan which is not a MERS Mortgage Loan, the original recorded Mortgage, with evidence of recording thereon, and in the case of each MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN for that Mortgage Loan and either language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, or if such Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment to MERS, with evidence of recording thereon. If in connection with any Mortgage Loan, the applicable Seller has not delivered or caused to be delivered the original Mortgage with evidence of recording thereon on or prior to the related Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the applicable Seller shall deliver or cause to be delivered to the Custodian, (i) in the case of a delay caused by the public recording office, a copy of such Mortgage certified by the applicable Seller, escrow agent, title insurer or closing attorney to be a true and complete copy of the original recorded Mortgage and (ii) in the case where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage;

                  (e) originals of each assumption, modification, consolidation or extension agreement, if any;

                  (f) except in the event that the original Mortgage is made to MERS, the originals of all intervening assignments of mortgage with evidence of recording thereon evidencing a complete chain of ownership from the originator of the Mortgage Loan to the last assignee (or to MERS, if the Mortgage Loan is registered on the MERS System), or if any such intervening assignment of mortgage has not been returned from the applicable public recording office or has been lost or if such public recording office retains the original recorded intervening assignments of mortgage, a photocopy of such intervening assignment of mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the applicable Seller, escrow agent, closing attorney or the title insurer insuring the Mortgage stating that such intervening assignment of mortgage has been delivered to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the party delivering the Officer's Certificate or by the applicable Seller; or (ii) in the case of an intervening assignment of mortgage where a public recording office retains the original recorded intervening assignment of mortgage or in the case where an intervening assignment of mortgage is lost after recordation in a public recording office, a copy of such intervening assignment of mortgage with recording information thereon certified by such public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage;

                  (g) if the Mortgage Note, the Mortgage, any Assignment of Mortgage or any other related document has been signed by a Person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such Person to sign;

                  (h) the original lender's title insurance policy (or a marked title insurance commitment, in the event that an original lender's title insurance policy has not yet been issued) in the form of an ALTA mortgage title insurance policy, containing each of the endorsements required by FNMA and insuring the Owner and its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan;

                  (i) original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage, if any; and

                  (j) the original Primary Insurance Policy, if the Loan-to-Value Ratio is greater than 80.00%.

                  In addition, in connection with the assignment of any MERS Mortgage Loan, the Seller agrees that it will cause, at the Seller's expense, the MERS System to indicate that such Mortgage Loans have been assigned by the Seller to the Owner in accordance with the Servicing Agreement (or deleting, in the case of Mortgage Loans which are repurchased in accordance with the Servicing Agreement) by including in such computer files the information required by the MERS System to identify the Owner and the series in which such Mortgage Loans were sold. The Seller further agrees that it will not alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of the Servicing Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of the Servicing Agreement.

                  If pursuant to the foregoing provisions the Seller repurchases a Mortgage Loan that a MERS Mortgage Loan, the Seller shall either (i) cause MERS to execute and deliver an Assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Company and shall cause such Mortgage to be removed from registration on the MERS System in accordance with MERS' rules and regulations or (ii) cause MERS to designate on the MERS System the Seller or its designee as the beneficial holder of such Mortgage Loan.

                  From time to time, the Seller or the Owner, as the case may be, shall forward to the Custodian additional original documents, or additional original documents evidencing an assumption, modification, consolidation or extension of a Mortgage Loan. All such mortgage documents held by the Custodian as to each Mortgage Loan shall constitute the "Custodial File".

                  Section 3. Trust Receipt and Initial Certification of the Custodian.

                  (a) Not later than 3:00 p.m. (New York City time) on each Closing Date, the Custodian shall deliver to the Owner a Trust Receipt and Initial Certification certifying that, as to each Mortgage Loan listed in the related Mortgage Loan Schedule: (i) all documents required to be delivered to it pursuant to Section 2(a), (b), (d), (f), (g), (h), and (j) of this Agreement, and if actually delivered to the Custodian, the documents in Section 2(c), (e) and (i) of this Agreement, are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; (iii) based on its examination of the foregoing documents, the information set forth in items (1), (2), (3), (10), (11), (12), (18), (20), (22) and (23)(to
the extent that an actual number for such rate is set forth on the Mortgage
Note) of the definition of Mortgage Loan Schedule respecting such Mortgage Loan accurately reflects the information on the Mortgage Loan Schedule; and (iv) each Mortgage Note has been endorsed as provided in Section 2 of this Agreement and each Mortgage has been assigned in accordance with Section 2 of this Agreement. In connection with the endorsement of a Mortgage Note or Assignment of Mortgage, the Custodian shall not be deemed to have knowledge that a Mortgage Loan was acquired by the last endorsee in a merger or acquired or originated by the last endorsee while doing business under another name unless notified of such fact in writing.

                  (b) Upon the written directions of the Owner, and upon the prior tender by the Owner of an applicable Trust Receipt or Trust Receipts (including any related Final Certification that has been issued), the Custodian shall deliver all or any portion of the related Custodial Files held by it pursuant to such Trust Receipt to the Owner, or to such other party designated by such Owner in such written direction, and to the place indicated in any such written direction from the Owner. If such delivery is for less than all of the Custodial Files held by the Custodian with respect to such Trust Receipt (and a Final Certification has been issued), the Custodian shall deliver to the Owner a new Trust Receipt in the form attached hereto as Exhibit 2A with respect to the (related Custodial Files retained by the Custodian. Upon receipt by the Custodian of written notification which shall be in the form of a notice of sale ("Notice of Sale," attached hereto as Exhibit 6) from the Owner that the Owner has sold all or a portion of the Mortgage Loans subject to a Trust Receipt, which Notice of Sale shall state the name and address of the purchaser and the date of sale and shall be accompanied by the original Trust Receipt or Trust Receipts (including any related Final Certification that has been issued) for such Mortgage Loans which had been delivered to the Owner, the Custodian shall change its records to reflect that the purchaser of such Mortgage Loans from the Owner (the "Subsequent Owner") is the owner of such Mortgage Loans and the related Custodial Files and shall, upon the written direction of the Owner, either deliver the applicable Custodial Files to such Subsequent Owner or, with the consent of the Custodian, which shall not be unreasonably withheld, issue a Trust Receipt in the form attached hereto as Exhibit 2A (if a Final Certification was issued to the Initial Owner) in the name of such Subsequent Owner. In the event that the Owner instructs the Custodian to issue a Trust Receipt to the Subsequent Owner, the Owner shall cause the Subsequent Owner to agree to be bound by the obligations of the Owner under this Agreement. The Owner shall give the Custodian at least one (1) Business Day's written notice prior to the sale of any or all of the Mortgage Loans. The information on such Notice of Sale shall also be delivered to the Custodian in a computer readable magnetic disk format. The Custodian shall then deliver to the Owner a new Trust Receipt reflecting all Mortgage Loans evidenced by the surrendered Trust Receipts with respect to which the Custodian shall continue to hold the related Custodial Files on behalf of the Owner. Each Trust Receipt (including any Final Certification) surrendered shall be canceled by the Custodian. Any Subsequent Owner of a Mortgage Loan to whom a Trust Receipt has been delivered shall succeed to all the rights and obligations of the Owner under this Agreement, including the obligation to pay the Custodian's fees and expenses, with respect to such Mortgage Loans and the related Custodial Files.

                  Section 4. Obligations of the Custodian.

                  With respect to the Mortgage Note, the Mortgage and the Assignment of Mortgage and other documents constituting each Custodial File which is delivered to the Custodian or which come into the possession of the Custodian, the Custodian is the custodian for the Owner exclusively. The Custodian shall hold all mortgage documents received by it constituting the Custodial File for the exclusive use and benefit of the Owner, and shall make disposition thereof only in accordance with this Agreement and the instructions furnished by the Owner. The Custodian shall segregate and maintain continuous custody of all mortgage documents constituting the Custodial File in secure and fire resistant facilities in accordance with customary standards for such custody. The Custodian shall not be responsible to verify (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any document in each Custodial File or of any of the Mortgage Loans, (ii) the collectability, insurability, effectiveness or suitability of any Mortgage Loan or (iii) the qualification of any officer endorsing any Mortgage Note as provided in Section 2(a).

                  Section 5. Final Certification.

                  Within thirty (30) days after each Closing Date, the Custodian shall ascertain that all documents referred to in Section 2(a), (b), (d), (f),
(g), (h) and (j) of this Agreement, and if actually delivered to the Custodian, the documents in Sections 2(c), (e) and (i) of this Agreement, are in its possession, and shall deliver to the Owner a Final Certification to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (i) all documents required to be delivered to it pursuant to Sections 2 (a), (b), (d),
(f), (g), (h) and (j) of this Agreement, and if actually delivered to the Custodian, the documents in Sections 2(c), (e) and (i) of this Agreement, are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; (iii) based on its examination of the foregoing documents, the information set forth in items (1), (2), (3),
(10), (11), (12), (18), (20), (22) and (23)(to the extent that an actual number for such rate is set forth on the Mortgage Note) of the definition of Mortgage Loan Schedule respecting such Mortgage Loan accurately reflects the information on the Mortgage Loan Schedule; and (iv) each Mortgage Note has been endorsed as provided in Section 2 of this Agreement and each Mortgage has been assigned in accordance with Section 2 of this Agreement. In connection with the endorsement of a Mortgage Note or Assignment of Mortgage, the Custodian shall not be deemed to have knowledge that a Mortgage Loan was acquired by the last endorsee in a merger or acquired or originated by the last endorsee while doing business under another name unless notified of such fact in writing.

                  Section 6. Future Defects.

                  During the term of this Agreement, if the Custodian discovers any defect with respect to any Custodial File, the Custodian shall give written specification of such defect to the Seller and the Owner; provided, however, that except for its obligations specifically set forth herein, the

Custodian shall not be obligated to review any Custodial File to determine whether any such defect exists.

                  Section 7. Release for Servicing.

                  From time to time for the foreclosure or servicing of any of the Mortgage Loans, the Custodian shall, upon written receipt from the Seller or any successor servicer designated in writing by the Owner (the "Servicer") of a request for release of documents and receipt in the form annexed hereto as
Exhibit 3, release to the Servicer the related Custodial File or the documents set forth in such request and receipt to the Servicer. All documents so released to the Servicer shall be held by the Servicer in trust for the benefit of the Owner. The Servicer shall return to the Custodian the Custodial File or other such documents when the Servicer's need therefor in connection with such foreclosure or servicing no longer exists, unless the Mortgage Loan shall be liquidated in which case, upon receipt of an additional request for release of documents and receipt certifying such liquidation from the Servicer to the Custodian in the form annexed hereto as Exhibit 3, the Servicer's request and receipt submitted pursuant to the first sentence of this Section 7 shall be released by the Custodian to the Servicer.

                  Section 8. Limitation on Release.

                  The foregoing provision respecting release to the Servicer of the Custodial Files and documents by the Custodian upon request by the Servicer shall be operative only to the extent that at any time the Custodian shall not have released to the Servicer active Custodial Files or documents (including those requested) pertaining to more than ten (10) Mortgage Loans at the time being held by the Custodian under this Agreement. Any additional Custodial Files or documents requested to be released by the Servicer may be released only upon written authorization of the Owner. The limitations of this paragraph shall not apply to the release of Custodial Files to the Servicer under Section 9 below.

                  Section 9. Release for Payment.

                  Upon receipt by the Custodian of the Servicer's request for release of documents and the form annexed hereto as Exhibit 3, which certification includes a statement to the effect that all amounts received in connection with such payment or repurchase have been credited to the custodial account as provided in the related servicing agreement, the Custodian shall promptly release the related Custodial File to the Servicer in accordance with such request for release.

                  Section 10. Fees of Custodian.

                  The Custodian shall charge such fees for its services under this Agreement as are set forth in a separate agreement between the Custodian and the Owner, the payment of which fees, together with the Custodian's expenses in connection herewith, shall be solely the obligation of the Owner. The obligations of the Owner under this Section 10 shall survive the termination of this Agreement and the resignation or removal of the Custodian.

                  Section 11. Removal of Custodian.

                  The Owner, with or without cause, may upon at least 60 days' notice remove and discharge the Custodian from the performance of its duties under this Agreement by written notice from the Owner to the Custodian, with a copy to the Seller. Having given notice of such removal, the Owner promptly shall appoint a successor Custodian to act on behalf of the Owner by written instrument, one original counterpart of which instrument shall be retained by the Owner, with a copy to the Seller and an original to the successor Custodian. In the event of any such removal, the Custodian shall, at Owner's expense (unless such removal is with cause) upon the Owner's surrender of all Final Certifications and Trust Receipts and Final Certifications, promptly transfer to the successor Custodian, as directed in writing by the Owner, all Custodial Files being administered under this Agreement. If the endorsements on the Mortgage Notes and the Assignments of Mortgages have been completed in the name of the Custodian, the Custodian shall, at the Owner's direction and expense, execute such endorsements on the Mortgage Notes and Assignments of Mortgages as are necessary to transfer legal title thereto to the successor Custodian, the Owner or in blank; provided, however, if the Custodian executed such endorsements on the Mortgage Notes and Assignments of Mortgages without the prior written consent of the Owner, the Custodian shall execute such endorsements on the Mortgage Notes and Assignments of Mortgages at its own expense. In the event of any such appointment the Owner shall be responsible for the fees and expenses of the existing and successor Custodian.

                  Section 12. Transfer of Custodial Files.

                  Upon the Custodian's receipt of written notification from the Owner, the Custodian shall release to such persons as the Owner shall designate all or a portion of the Custodial Files relating to the Mortgage Loans subject to any Trust Receipt. If the Assignments of Mortgages and the endorsements on the Mortgage Notes have been completed in the name of the Custodian, the Custodian shall, at the Owner's direction and expense, execute such Assignments of Mortgages and endorsements of the Mortgage Notes as the Owner shall request; provided, however, if the Custodian executed such endorsements on the Mortgage Notes and Assignments of Mortgages without the prior written consent of the Owner, the Custodian shall execute such endorsements on the Mortgage Notes and Assignments of Mortgages at its own expense. In the event that no successor Custodian shall have been appointed within such sixty (60) any notice period, the terminating Custodian may petition any court of competent jurisdiction to appoint a successor custodian.

                  Section 13. Examination of Custodial Files.

                  Upon reasonable prior notice to the Custodian but not less than two (2) Business Days notice, the Owner and its agents, accountants, attorneys and auditors will be permitted during normal business hours to examine the Custodial Files, documents, records and other papers in the possession of or under the control of the Custodian relating to any or all of the Mortgage Loans at the Owner's expense. The Custodial Files shall be maintained at the Custodian's office at 1761 East St. Andrew Place, Santa Ana, California 92705 or at such other office acceptable to the parties.

                  Section 14. Insurance of Custodian.

                  At its own expense, the Custodian shall maintain at all times during the existence of this Agreement and keep in full force and effect such insurance in amounts, with standard coverage and subject to deductibles, all as is customary for insurance typically maintained by banks which act as Custodian. The minimum coverage under any such bond and insurance policies shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide. Upon request, the Owner shall be entitled to receive evidence satisfactory to the Owner that such insurance is in full force and effect.

                  Section 15. Counterparts.

                  For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

                  Section 16. Periodic Statements.

                  Within 10 days of each anniversary of the date of this Agreement, or upon the request of the Owner at any other time, the Custodian shall provide to the Owner a list of all the Mortgage Loans for which the Custodian holds a Custodial File pursuant to this Agreement. Such list may be in the form of a copy of the Mortgage Loan Schedule with manual deletions to specifically denote any Mortgage Loans paid off, repurchased or sold since the date of this Agreement.

                  SECTION 17. GOVERNING LAW.

                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 18. Copies of Mortgage Documents.

                  Upon the request of the Owner and at the cost and expense of the Owner, the Custodian shall provide the Owner with copies of the Mortgage Notes, Mortgages, Assignments of Mortgage and other documents relating to one or more of the Mortgage Loans.

                  Section 19. No Adverse Interest of Custodian.

                  By execution of this Agreement, the Custodian represents and warrants that it currently holds, and during the existence of this Agreement shall hold, no interest adverse to the Owner, by way of security or otherwise, in any Mortgage Loan, and hereby waives and releases any such interest which it may have in any Mortgage Loan as of the date hereof.

                  Section 20. Termination by Custodian.

                  The Custodian may terminate its obligations under this Agreement upon at least 60 days' prior notice to the Seller and the Owner. In the event of such termination, the Owner shall appoint a successor Custodian. The payment of such successor Custodian's fees and expenses shall be solely the responsibility of the Owner. Upon such appointment, the Custodian shall promptly transfer to the successor Custodian, as directed, all Custodial Files being administered under this Agreement. If the endorsements on the Mortgage Notes and the Assignments of Mortgages have been completed in the name of the Custodian, the Custodian shall, at the Owner's direction and expense, execute such endorsements on the Mortgage Notes and Assignments of Mortgages as are necessary to transfer legal title thereto to the successor Custodian, the Owner or in blank; provided, however, if the Custodian executed such endorsements on the Mortgage Notes and Assignments of Mortgages without the prior written consent of the Owner, the Custodian shall execute such endorsements on the Mortgage Notes and Assignments of Mortgages at its own expense.

                  Section 21. Term of Agreement.

                  Unless terminated pursuant to Section 11 or Section 20 hereof, this Agreement shall terminate upon the final payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and the final remittance of all funds due the Owner under the Servicing Agreement. In such event, Owner shall notify Custodian of such termination and all documents remaining in the Custodial Files shall be released in accordance with the written instructions and at the expense of the Owner.

                  Section 22. Notices.

                  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when received by the recipient party at the address shown on the first page hereof, or at such other addresses as may hereafter be furnished to the other parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

                  Section 23. Successors and Assigns.

                  This Agreement shall inure to the benefit of the successors and assigns of the parties hereto; provided however, that the form of any assignment by any party of its interests hereunder shall be in a form reasonably acceptable to the Owner and the Custodian. Such assignment shall be executed by an authorized representative of the assignor and any assignee shall forward a list of authorized representatives to each party to this Agreement pursuant to
Section 28 of this Agreement. Any assignment of the Owner's interest pursuant to an instrument substantially in the form attached hereto as Exhibit 6 shall be deemed to be acceptable to the Custodian.

                  Section 24. Custodial Delivery Failure.

                  In the event that the Custodian fails to produce a Mortgage Note, Assignment of Mortgage or any other document related to a Mortgage Loan that was in its possession pursuant to Section 2 within five (5) Business Days after written request therefor by the Owner in accordance with the terms and conditions of this Agreement; provided that (i) Custodian previously delivered to the Owner a Trust Receipt and an exception report which did not list such document as an exception; (ii) such document is not outstanding pursuant to a Request for Release of Documents and Receipt; and (iii) such document was held by the Custodian on behalf of the Owner (a "Custodial Delivery Failure"), then the Custodian shall (a) with respect to any missing Mortgage Note, promptly deliver to the Owner, upon request, a Lost Note Affidavit in the form of Exhibit 7 hereto and (b) with respect to any missing document related to such Mortgage Loan, including but not limited to a missing Mortgage Note, indemnify the Owner in accordance with the succeeding paragraph of this Section 24.

                  The Custodian agrees to indemnify and hold the Owner, and its respective designees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, or out-of-pocket expenses, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of a Custodial Delivery Failure or the Custodian's negligence, lack of good faith or misconduct or any breach of the conditions, representations or warranties contained herein. The foregoing indemnification shall survive any termination or assignment of this Agreement.

                  Section 25. Indemnification of Custodian.

                  Neither the Custodian nor any of its directors, officers, agents or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed by it or them to be within the purview of this Agreement, except for its or their own negligence, lack of good faith or willful misconduct. In no event shall the Custodian or its directors, officers, agents and employees be held liable for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.

                  The Seller agrees to indemnify and hold the Custodian and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were imposed on, incurred by or asserted against the Custodian because of the breach by the Custodian of its obligations hereunder, which breach was caused by negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees. The indemnification set forth in this section shall survive any termination of or assignment of this Agreement and the termination or removal of the Custodian.

                  Section 26. Reliance of Custodian.

                  In the absence of bad faith on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Agreement; but in the case of any loan document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same to determine whether or not it conforms to the requirements of this Agreement.

                  The Custodian undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. The Custodian shall not have any duties or responsibilities except those expressly set forth in this Agreement.

                  The Custodian shall not be liable for any error of judgment made in good faith by an officer or officers of the Custodian, unless it shall be conclusively determined by a court of competent jurisdiction that the Custodian was grossly negligent in ascertaining the pertinent facts.

                  The Custodian shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with any direction of the Owner or the Seller given under this Agreement.

                  None of the provisions of this Agreement shall require the Custodian to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

                  The Custodian may consult with counsel and the written advice or any written opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel.

                  Section 27. Transmission of Custodial Files.

                  Written instructions as to the method of shipment and shipper(s) the Custodian is directed to utilize in connection with transmission of mortgage files and loan documents in the performance of the Custodian's duties hereunder shall be delivered by the Seller or the Owner (each a "Requesting Party") to the Custodian prior to any shipment of any mortgage files and loan documents hereunder. The Requesting Party will arrange for the provision of such services at its sole cost and expense (or, at the Custodian's option, reimburse the Custodian for all costs and expenses incurred by the Custodian consistent with such instructions) and will maintain such insurance against loss or damage to mortgage files and loan documents as the Requesting Party deems appropriate. Without limiting the generality of the provisions of
Section 25 above, it is expressly agreed that in no event shall the Custodian have any liability for any losses or damages to any person, including without limitation, any Requesting Party, arising out of actions of the Custodian consistent with instructions of the Requesting Party. In the event that the Custodian does not receive such written instructions, the Custodian shall be permitted to, and shall be indemnified as provided here for, using any nationally recognized overnight courier service.

                  Section 28. Authorized Representatives.

                  Each individual designated as an authorized representative of the Seller and the Owner, respectively (an "Authorized Representative"), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the Seller or the Owner, as the case may be, and the specimen signature for each such Authorized Representative of the Seller and each such Authorized Representative of the Owner, initially authorized hereunder, is set forth on Exhibits 4 and 5 hereof, respectively. From time to time, the Seller and the Owner may, by delivering to each other and to the Custodian a revised exhibit, change the information previously given pursuant to this Section 28, but each of the parties hereto shall be entitled to rely conclusively on the then current exhibit until receipt of a superseding exhibit.

                  Section 29. Reproduction of Documents.

                  This Agreement and all documents relating thereto except with respect to the Custodial File, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                  IN WITNESS WHEREOF, the Seller, the Owner and the Custodian have caused their names to be duly signed hereto by their respective officers thereunto duly authorized, all as of the date first above written.

                                    GREENWICH CAPITAL FINANCIAL PRODUCTS,
                                    INC., as Owner


                                    By: /s/ Anthony Palmisano
                                       -------------------------------------
                                    Name: Anthony Palmisano
                                         -----------------------------------
                                    Title: Vice President
                                          ----------------------------------


                                    THE NEW YORK MORTGAGE CORPORATION
                                    L.L.C., Seller


                                    By: /s/ Steven B. Schnall
                                       -------------------------------------
                                    Name: Steven B. Schnall
                                         -----------------------------------
                                    Title: President
                                          ----------------------------------


                                    DEUTSCHE BANK TRUST COMPANY
                                    AMERICAS, as Custodian

                                    By: /s/ Tsutomu Yoshida
                                       -------------------------------------
                                    Name: Tsutomu Yoshida
                                         -----------------------------------
                                    Title: Assistant Vice President
                                          ----------------------------------

                                    By: /s/ Aimee Kemmeter
                                       -------------------------------------
                                    Name: Aimee Kemmeter
                                         -----------------------------------
                                    Title: Assistant Vice President
                                          ----------------------------------